                                                                    EXHIBIT 99.1

                              SIGNATURES

                                         BECKER DRAPKIN MANAGEMENT, L.P.

                                         By:    BC Advisors, LLC
                                         Its:   General Partner

                                         By:    /s/ Ashley Sekimoto
                                                --------------------------------
                                         Name:  Ashley Sekimoto
                                         Title: Attorney-in-Fact
                                         Date:  February 18, 2014

                                         BECKER DRAPKIN PARTNERS (QP), L.P.

                                         By:    Becker Drapkin Management, L.P.
                                         Its:   General Partner

                                         By:    BC Advisors, LLC
                                         Its:   General Partner

                                         By:    /s/ Ashley Sekimoto
                                                --------------------------------
                                         Name:  Ashley Sekimoto
                                         Title: Attorney-in-Fact
                                         Date:  February 18, 2014

                                         BECKER DRAPKIN PARTNERS, L.P.

                                         By:     Becker Drapkin Management, L.P.
                                         Its:    General Partner

                                         By:     BC Advisors, LLC
                                         Its:    General Partner

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact
                                         Date:   February 18, 2014

                                         BC ADVISORS, LLC

                                         By:     /s/ Ashley Sekimoto
                                                 -------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact
                                         Date:   February 18, 2014

                                         STEVEN R. BECKER

                                         /s/ Ashley Sekimoto
                                         ---------------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact
                                         Date:   February 18, 2014

                                         MATTHEW A. DRAPKIN

                                         /s/ Ashley Sekimoto
                                         ---------------------------------------
                                         Name:   Ashley Sekimoto
                                         Title:  Attorney-in-Fact
                                         Date:   February 18, 2014